“Focused manufacturer of engineered lifting equipment” Manitex International, Inc. (NASDAQ:MNTX) Conference Call First Quarter 2015 May 11th, 2015 Exhibit 99.2

Forward Looking Statements &
Non GAAP Measures
“Focused manufacturer
of engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s First Quarter 2015 Earnings Release on the Investor Relations section of our website
www.manitexinternational.com for a description and/or reconciliation of these measures.

“Focused manufacturer
of engineered lifting
equipment”
Overview
• Cost reductions through sourcing and operating efficiency initiatives
• Continued integration of ASV and PM Group
• Optimize our capital allocation, multi year process:
Invest in and grow our higher margin businesses-PM, ASV, Manitex are our portfolio’s “top producers” with respect to margins and addressable markets
Consider “addition by subtraction” for lower margin units that could have synergies elsewhere
All proceeds to retire debt and bring our capital ratios to historic ranges

“Focused manufacturer
of engineered lifting
equipment”
Commercial Overview
Q1 market conditions generally slow.
Growth of 2% over 12/31/2014
Broad based order book: ASV 10%, PM 15% Manitex 75%
3/31/15 Backlog of $109.6 million (12/31/14, $107.3 million; 3/31/14, $100.0 million):
PM
ASV
Significant activity and interest related to our new acquisition products.
Oil and gas demand significantly lower
N. American general construction demand for our equipment flat in the quarter
European and international markets modest improvement, together with benefit from more competitive Euro.

Key Figures - Quarterly
“Focused manufacturer
of engineered lifting
equipment”
USD thousands
Q1-2015* Q1-2014 Q4-2014*
Net sales $105,882 $62,576 $66,909
% change in Q1-2015 to prior period 69.2% 58.3%
Gross profit 21,163 11,604 12,623
Gross margin %
20.0% 18.5% 18.9%
Operating expenses 15,993 7,993 8,531
Adjusted Net Income $1,518 1,877 2,185
Adjusted Earnings Per Share $0.10 $0.14 $0.16
Adjusted Ebitda 8,030 4,722 5,330
Adjusted Ebitda % of Sales 7.6% 7.5% 8.0%
Working capital 98,938 75,171 89,970
Current ratio 1.8 2.5 2.1
Backlog 109,625 100,023 107,327
% change in Q1-2015 to prior period 9.6% 2.1%
*As adjusted. See reconciliation to US GAAP on appendix

“Focused
manufacturer of
engineered lifting
equipment”
Q1-2015 Operating Performance
$m
Q1-2014 sales $62.6
Currency translation (3.4)
Sales from acquisitions 48.6
Volume (1.9)
Q1-2015 sales $105.9
$m
Q1-2014 Net income $1.9
Increase in gross margin from sales 9.6
Operating expenses from acquisitions (9.0)
Reduced SG&A & R&D 1.0
Interest expense (2.1)
Other income (expense) 0.9
Tax & other (0.1)
Attributable to noncontrolling interest (0.7)
Q1-2015 Adjusted net income $1.5

Working Capital
“Focused manufacturer
of engineered lifting
equipment”
$000
March 31,
2015
December 31,
2014
Working Capital $98,938 $89,470
Days sales outstanding (DSO) 74 83
Days payable outstanding (DPO) 62 60
Inventory turns 2.8 2.2
Current ratio 1.8 2.1
Operating working capital 147,943 122,031
Operating working capital % of annualized LQS 34.9% 45.6%
Operating working capital increase of $25.9m of which $20.3m from PM acquisition
Working capital ratios now reflect higher proportion of international activity. N.
America based operations DSO is 66 days and DPO is 45 days
Current ratio would be 2.1 at March 2015 adjusting for PM working capital facilities of
$20.3m  that are transactional and therefore current, (compared to N. American term lines of credit that are long term)

“Focused manufacturer
of engineered lifting
equipment”
$000
March 31,
2015
December 31,
2014
Total Cash $5,578 $4,370
Total Debt 200,375 112,294
Total Equity 135,186 128,006
Net capitalization $329,983 $235,930
Net debt / capitalization 59.0% 45.7%
Adjusted EBITDA (for three months ended) $8,030 $5,330
Adjusted EBITDA % of sales 7.6% 8.0%
Repayments of debt principal  of $2.8m in Q1-2015; This includes prepayment of $1.5m on Comerica term loan.
Availability, based on collateral, under working capital lines in N. America of $14.8m and $6.6m in ASV
Average Debt Cost approximates 6%
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash

“Focused manufacturer
of engineered lifting
equipment”
Debt
As at March 31, 2015 PM ASV Other Total
Working capital facilities 20,295 16,219 46,225 82,739
Term debt 36,002 39,500 12,000 87,502
Capital leases 4,983 4,983
Convertible notes 20,951 20,951
Other acquisition notes 4,200 4,200
$56,297 $55,719 $88,359 $200,375
Note:
Non-recourse to Manitex
International Inc. $56,297 $55,719 $112,016
Interest cost for three
months ended March
31, 2015
$2,934

Summary
“Focused manufacturer
of engineered lifting
equipment”
Implementation and execution of integration of PM & ASV JV
Progression on cost savings
Decrease working capital
Reduce outstanding debt
Begin program of strategic rationalization

APPENDIX
“Focused manufacturer
of engineered lifting
equipment”
Reconciliation of Q1-2015 Adjusted net income and adjusted EPS
Reconciliation of Q1-2015 Adjusted EBITDA to GAAP net income
Q1-2015 Acquisition and other expense
Three Months Ended
March 31,
2015
March 31,
2014
Net  (loss) income (224) 1,877
Net income attributable to noncontrolling
interest
294 -
Income tax  34 905
Interest expense 2,934 805
Foreign currency transaction losses (gain)  (945) 11
Other (income) expense 10 13
Acquisition and other expense  3,027 -
Depreciation & Amortization 2,900 1,111
Adjusted Earnings before interest,
taxes, depreciation and amortization
(Adjusted EBITDA)
$8,030
$4,722
Adjusted EBITDA % to sales 7.6% 7.5%
Three Months Ended
March 31,
2015
March 31,
2014
Net  (loss) income as reported (224) 1,877
Pre – tax acquisition and other expenses 3,027 --
Tax effect based on jurisdictional blend (879) --
Increase in net income to noncontrolling
interest
(406)
Adjusted Net Income $1,518 $1,877
Weighted average diluted shares
outstanding
15,836,423
13,840,506
Diluted earnings per share as reported ($0.01) $0.14
Total EPS Effect $0.11 --
Adjusted Diluted earnings per share  $0.10 $0.14
First Quarter 2015 Pre-tax After-tax EPS
Deal transaction related $2,6 87 $1, 903 $0.12
Exceptional operating cost $357 $245 $0.02
Change in noncontrolling
interest $(406) $(406) $(0.03)
Total $2,638 $1,742 $0.11

APPENDIX
“Focused manufacturer
of engineered lifting
equipment”
Reconciliation of Q4-2014 Adjusted net income and adjusted EPS
Reconciliation of Q4-2014 Adjusted EBITDA to GAAP net income
Q4-2014 Acquisition and other expense
Three Months Ended Twelve Months Ended
December 31,
2014
December 31,
2013
December 31,
2014
December 31,
2013
Net  income as reported 472 2,991 7,103 10,178
Pre – tax acquisition and other expenses 2,517 -- 2,517 -
Tax effect based on jurisdictional blend (804) -- (804) -
Adjusted Net Income $2, 185 $2,991 $8,816 $10,178
Weighted average diluted shares
outstanding
14,029,205
13,821,352
13,904,289
12,717,575
Diluted earnings per share as reported $0.03 $0.22 $0.51 $0.80
Total EPS Effect $0.13 -- $0.12 --
Adjusted Diluted earnings per share  $0.16 $0.22 $0.63 $0.80
Three Months Ended Twelve Months Ended
December 31,
2014
December 31,
2013
December 31,
2014
December 31,
2013
Net  income 472 2,991 7,103 10,178
Net loss attributable to noncontrolling
interest
(136)
--
(136)
--
Income tax  393 1,182 3,676 4,269
Interest expense 958 765 3,150 2,946
Foreign currency transaction losses (gain)  80 23 107 95
Other (income) expense (31) 59 36 50
Acquisition and other expense  2,356 - 2,356 -
Depreciation & Amortization 1,238 1,205 4,572 3,945
Adjusted Earnings before interest,
taxes, depreciation and amortization
(Adjusted EBITDA)
$5,330
$6,225
$20,864
$21,483
Adjusted EBITDA % to sales 8.0% 9.5% 7.9% 8.8%
Fourth Quarter 2014  Pre-tax After-tax EPS
Deal transaction related $2,176 $1,481 $0.11
Exceptional operating cost 341 232 0.02
Total $2,517 $1,713 $0.12